SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2004

Wells Real Estate Fund VII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25606	58-2022629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund VII, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated July 1, 2004 to provide the required pro forma financial statements relating to the sale of 880 Holcomb Bridge on July 1, 2004, as described in such Current Report.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following unaudited pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the six months ended June 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VII, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
LEO F. WELLS, III
General Partner

Date: September 14, 2004

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WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VII, L.P. (the “Registrant”) included in its annual report on Form 10-K for the year ended December 31, 2003 and its quarterly report on Form 10-Q for the six months ended June 30, 2004.

The following unaudited pro forma balance sheet as of June 30, 2004 has been prepared to give effect to the sale of 880 Holcomb Bridge by Fund II, III, VI and VII Associates (the “Joint Venture”), a joint venture between the Registrant, Fund II and Fund II-OW, Wells Real Estate Fund III, L.P., and Wells Real Estate Fund VI, L.P., as if the disposition and distribution of net proceeds therefrom occurred on June 30, 2004. The Registrant holds an equity interest of approximately 50.4% in the Joint Venture, which owned 100% of 880 Holcomb Bridge.

The following unaudited pro forma statements of operations for the year ended December 31, 2003, and the six months ended June 30, 2004, have been prepared to give effect to the sales of Stockbridge Village III, the Stockbridge Village I Expansion, the Hannover Center (collectively, the “Prior Dispositions”), and 880 Holcomb Bridge as if the dispositions occurred on January 1, 2003. Fund VI and Fund VII Associates sold Stockbridge Village III and the Stockbridge Village I Expansion on April 29, 2004. The Registrant holds an equity interest of approximately 55.2% in Fund VI and Fund VII Associates, a joint venture between the Registrant and Wells Real Estate Fund VI, L.P., which owned 100% of Stockbridge Village III and the Stockbridge Village I Expansion. Fund VII and Fund VIII Associates, a joint venture between the Registrant and Wells Real Estate Fund VIII, L.P., sold the Hannover Center on April 29, 2004. The Registrant holds an equity interest of approximately 36.6% in Fund VII and Fund VIII Associates, which owned 100% of the Hannover Center in the first quarter of 2004. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 880 Holcomb Bridge as if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of 880 Holcomb Bridge and the Prior Dispositions been consummated on January 1, 2003.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$10,293,962	$(2,535,237	)(b)	$7,758,725
Cash and cash equivalents	4,637,500	3,477,326	(c)	8,114,826
Due from joint ventures	379,843	0		379,843
Other Assets	14,466	0		14,466

Total assets	$15,325,771	$942,089		$16,267,860

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnership distribution payable	$156,550	$0		$156,550
Accounts payable and accrued expenses	21,657	0		21,657

Total liabilities	178,207	0		178,207

Partners’ capital:
Limited partners:
Class A – 2,113,647 units outstanding	14,479,031	74,837	(d)	14,553,868
Class B – 304,370 units outstanding	668,533	867,252	(d)	1,535,785
General partners	0	0		0

Total partners’ capital	15,147,564	942,089		16,089,653

Total liabilities and partners’ capital	$15,325,771	$942,089		$16,267,860

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the period ending June 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on 880 Holcomb Bridge ($942,089) less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of 880 Holcomb Bridge ($3,477,326). The Registrant’s gain was reduced by approximately $80,664 related to a rental guarantee for certain space at 880 Holcomb Bridge. Additional gain will be recognized monthly to the extent that the space subject to the guarantee leases or remains leased up to $8,888 per month for a period of 18 months.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sale of 880 Holcomb Bridge.
(d)	Reflects the Registrant’s proportionate share of the immediate pro forma gain recognized on the sale of 880 Holcomb Bridge. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		880 Holcomb Bridge		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$1,133,025	$(394,787	)(b)	$(105,792	)(c)	$632,446
EXPENSES:
Partnership administration	76,203	0		0		76,203
Legal and accounting	19,293	0		0		19,293
Other general and administrative	8,377	0		0		8,377

	103,873	0		0		103,873

OTHER INCOME	10,309	0		0		10,309

NET INCOME	$1,039,461	$(394,787)		$(105,792)		$538,882

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$1,039,461	$(394,787)		$(105,792)		$538,882

CLASS B LIMITED PARTNERS	$0	$0		$0		$0

NET INCOME PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.49					$0.26

CLASS B	$0.00					$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,102,347					2,102,347

CLASS B	315,670					315,670

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity income for the year ended December 31, 2003 of Fund VI and Fund VII Associates earned by the Registrant related to Stockbridge Village III and the Stockbridge Village I Expansion, and equity income for the year ended December 31, 2003 of Fund VII and Fund VIII Associates earned by the Registrant related to the Hannover Center; all three of these properties were sold on April 29, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity income of the Joint Venture earned by the Registrant related to 880 Holcomb Bridge for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 880 Holcomb Bridge if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		880 Holcomb Bridge		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$1,783,147	$(1,453,997	)(b)	$(104,733	)(c)	$224,417
EXPENSES:
Partnership administration	73,585	0		0		73,585
Legal and accounting	16,198	0		0		16,198
Other general and administrative	1,191	0		0		1,191

	90,974	0		0		90,974

OTHER INCOME	2,768	0		0		2,768

NET INCOME	$1,694,941	$(1,453,997)		$(104,733)		$136,211

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$554,524	$(699,977)		$(138,360)		$(283,813)

CLASS B LIMITED PARTNERS	$1,140,417	$(754,020)		$33,627		$420,024

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.26					$(0.13)

CLASS B	$3.74					$1.38

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,113,247					2,113,247

CLASS B	304,770					304,770

(a)    Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the six months ended June 30, 2004.

(b)    Reflects equity income of Fund VI and Fund VII Associates earned by the Registrant related to Stockbridge Village III and the Stockbridge Village I Expansion, and equity in income of Fund VII and Fund VIII Associates earned by the Registrant related to Hannover Center; all three of these properties were sold on April 29, 2004. The pro forma adjustment results from the gain on the sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.

(c)    Reflects equity income of the Joint Venture earned by the Registrant related to 880 Holcomb Bridge for the six months ended June 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 880 Holcomb Bridge if the transaction had occurred on January 1, 2003.

See accompanying notes.

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